UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

ADT INC.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! ADT Inc. Annual Meeting of Stockholders Wednesday, May 22, 2024 8:30 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ADT for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ADT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ADT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 10, 2024. Scan QR for digital voting by tablet or smartphone Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 22, 2024 For Stockholders of record as of March 27, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ADT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

ADT Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4, 5 AND 6 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. Election of Class I Directors for a term that will expire at the 2027 Annual Meeting of Stockholders and until each of their successors has been duly elected and qualified. 1.01 James D. DeVries 1.02 Tracey R. Griffin 1.03 Benjamin Honig 1.04 Lee J. Solomon 2. Advisory vote to approve the compensation of our named executive officers 3. Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers 4. Approval of an amendment to the omnibus incentive plan to increase the number of shares of common stock authorized for issuance thereunder and extend the term 5. Approval of an amendment to the articles of incorporation for the exculpation of officers 6. Ratification of appointment of independent registered public accounting firm 7. To transact such other business as may properly come before ADT Inc. at its Annual Meeting of Stockholders, or any postponement or adjournment thereof